Other commitments	12 Months Ended
Dec. 31, 2024
Other commitments
Other commitments

32.Other commitments

32.1.   Capital commitments

There are no commitments related to capital expenditures at the closing date.

32.2.   Lease expenses

The lease expense recognized in the income statement related to low-value leases and short-term leases amounts to:

	For the year ended December 31
(in EUR 000)	2024	2023	2022
Expense	135	202	240
Total	135	202	240

32.3.   Other commitments

The Company has granted in 2022 an amount of €0.5 million for educational grant starting on January 1, 2023 until December 31, 2024. Both installments of €250,000 have been respectively paid out in January 2023 and March 2024.

In addition, in March 2024, the Company has started a Partnership agreement with the American Academy of Otolaryngology (AAO) amounting to a yearly fee of $250,000. The payment has been processed in March 2024 and the cost is spread out over the 12 months of 2024.